Summary prospectus

Alternative / specialty mutual fund

Delaware Ivy LaSalle Global Real Estate Fund

Nasdaq ticker symbols
Class A	IREAX
Class B	IREBX
Class C	IRECX
Class I	IRESX
Class R6 (formerly, Class N)	IRENX
Class R	IRERX
Class Y	IREYX

July 29, 2021

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at ivyinvestments.com/prospectus. You can also get this information at no cost by calling 888 923-3355. The Fund’s statutory prospectus and statement of additional information, both dated July 29, 2021 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Ivy LaSalle Global Real Estate Fund

(formerly, Ivy LaSalle Global Real Estate Fund)

On April 30, 2021, the funds in this prospectus (Funds) became part of Delaware Funds® by Macquarie and Delaware Management Company became each Fund’s investment manager (hereinafter, the Funds and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy LaSalle Global Real Estate Fund seeks to provide total return through long-term capital appreciation and current income.

What are the Fund’s fees and expenses?

Delaware Distributors, L.P. (Distributor), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have voluntarily agreed to waive all or a portion of its 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) in order to allow the Class Y expense rate to float to the Class A expense rate and to allow the Class R6 expense rate to float to the Class I expense rate from July 29, 2021 until such time as the voluntary expense cap is discontinued. This waiver is voluntary and may be modified or discontinued by the Distributor or WISC at any time, and without further notice.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.” The Fund's Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder fees (fees paid directly from your investment)

Class	A		B		C		I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none		none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	5.00%	[1]	1.00%	[1]	none	none	none	none
Maximum account fee	none		none		none		none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		B		C		I		R6		R		Y
Management fees	0.95%		0.95%		0.95%		0.95%		0.95%		0.95%		0.95%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		none		none		0.50%		0.25%
Other expenses	0.59%		0.30%		0.36%		0.46%		0.27%		0.53%		0.41%
Total annual fund operating expenses	1.79%		2.25%		2.31%		1.41%		1.22%		1.98%		1.61%
Fee waivers and expense reimbursements	(0.31%)	[2,3]	(0.16%)	[2,3]	(0.16%)	[2,3]	(0.36%)	[2,3]	(0.17%)	[2,3]	(0.18%)	[2,3]	(0.16%)	[2,3]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.48%		2.09%		2.15%		1.05%		1.05%		1.80%		1.45%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 29, 2022, Delaware Management Company (Manager), the Fund’s investment manager, Distributor, and/or WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.48%; Class B shares at 2.17%; Class I and Class R6 shares at 1.05%; and Class R at 1.80%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

[3]

Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class B shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable

Summary prospectus
Delaware Ivy LaSalle Global Real Estate Fund

expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) B	B	C	I	R6	R	Y
1 year	$717	$212	$612	$218	$107	$107	$183	$148
3 years	$1,078	$688	$988	$706	$411	$370	$604	$492
5 years	$1,462	$1,190	$1,290	$1,221	$737	$654	$1,051	$861
10 years	$2,535	$2,457	$2,457	$2,504	1,660	1,462	$2,292	$1,898

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy LaSalle Global Real Estate Fund is a non-diversified fund that invests, under normal circumstances, at least 80% of its net assets in securities of companies in the real estate or real estate-related industries. The Fund intends to invest primarily in equity and equity-related securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria:

•
companies qualifying for US federal income tax purposes as real estate investment trusts (REITs);

•
entities similar to REITs formed under the laws of a country other than the US;

•
companies located in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that have at least 50% of their assets invested in such real estate; or

•
companies located in any country that are primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

The equity and equity-related securities in which the Fund invests include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks. The Fund does not directly invest in real estate. The Fund may invest in Global Real Estate Companies located in any country, including any emerging market country. As a result, the Fund may make substantial investments in non-US dollar denominated securities and may invest up to 100% of its total assets in foreign securities. Under normal circumstances, the Fund invests at least 40% (or, if the portfolio managers deem it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers. The Fund may invest in securities of any size, but typically will have more exposure to securities issued by large- and mid-capitalization companies.

The Fund is non-diversified, meaning that it may invest a significant portion of the Fund’s total assets in a limited number of issuers.

Most of the Fund’s real estate securities portfolio is expected to consist of securities issued by REITs and other real estate operating companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation (or a trust or association that otherwise would be taxable as a domestic corporation) that invests in real estate, mortgages on real estate or shares issued by other REITs, and qualifies for pass-through federal income tax treatment provided it meets certain conditions, including the requirement that it distribute at least 90% of its taxable income. Global Real Estate Companies, including REITs, tend to be medium-sized companies in relation to the equity markets as a whole. REITs (and certain non-US entities taxed similar to REITs) are not taxed on their income if, among other things, they distribute to their shareholders substantially all of their taxable income (other than net capital gains) for each taxable year. In addition to dividends, REITs (and certain non-US entities taxed similar to REITs) may realize capital gains by selling properties or other assets that have appreciated in value. The Fund intends to use dividends and capital gain distributions of REITs and other Global Real Estate Companies to achieve the current income component of its investment objective of total return. A REOC is a corporation or partnership (or an entity classified as such for federal tax purposes) that is similar to a REIT, except that a REOC has not qualified to be taxed as a REIT and, therefore, does not have a requirement to distribute any of its taxable income. REOCs also are more flexible than REITs in terms of the types of real estate investments they can make.

Many of the Global Real Estate Companies in which the Fund may invest have diverse operations, with products or services in markets other than their home market. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In selecting investments for the Fund, the Fund’s investment sub-advisor, LaSalle Investment Management Securities, LLC (LaSalle) employs a research-based investment process that combines top-down (assessing the market environment) market research, bottom-up (researching individual issuers) company analysis and a quantitative assessment of relative value.

Top-down market research is employed to yield an understanding of economic conditions and real estate fundamentals. In assessing fundamentals, LaSalle considers information derived from the extensive research and property management organization of its affiliates located in key markets around the world. Bottom-up company analysis is focused on understanding each company’s risk profile and growth prospects through a detailed review of their property portfolio, business strategy, organizational issues, balance sheet, liquidity, capital structure and management capabilities.

The quantitative assessment of relative value includes the use of a proprietary valuation model to rank companies on the basis of premiums and discounts to “intrinsic value.” Intrinsic value is an assessment of where a company’s stock should trade, taking into consideration the value of its properties, the impact of its management and prevailing market conditions. Supplementary to intrinsic value, LaSalle also estimates a company’s NAV (i.e., estimated real estate market value of a company’s assets less its liabilities), Warranted Value or “WV” (which essentially is NAV adjusted for factors that affect “going

Summary prospectus
Delaware Ivy LaSalle Global Real Estate Fund

concern,” such as overheads, taxes and franchise value), capitalization rates, and adjusted funds from operations multiples to assist in its assessment of the relative values of companies in the investable universe. LaSalle utilizes a relative valuation process in which it analyzes the intrinsic value, NAV and WV calculation results in relation to company market prices in the buy/hold/sell decision-making process of the Fund.

LaSalle considers several primary factors in determining to sell a security, which may include: (i) whether the security’s price, as compared to its intrinsic value, NAV and/or WV, is high relative to other companies in the same sector or the Fund’s investment universe; (ii) anticipated changes in earnings, real estate and capital market conditions, economic, political or social conditions and the company’s risk profile; (iii) whether the security’s percentage of the total portfolio exceeds the target percentage; and (iv) tactical shifts among property and country sectors. LaSalle also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Real assets industries risk — The risk that the value of a fund’s shares will be affected by factors particular to real assets securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

REOC-related risk — The risk that the value of a fund’s REOC securities may be adversely affected by certain of the same factors that adversely affect REITs and also that a fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Concentration risk — The risk that the Fund’s industry concentration in real asset securities will cause the Fund to be more exposed to developments affecting that single industry or industry group than a more broadly diversified fund would be. The Fund could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Large capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund's share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments

Summary prospectus
Delaware Ivy LaSalle Global Real Estate Fund

may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Ivy LaSalle Global Real Estate Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-year, 5-year, and lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds® by Macquarie and Delaware Management Company became the Fund’s investment manager; however, the portfolio managers have not changed. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Calendar year-by-year total return (Class A)

As of June 30, 2021, the Fund’s Class A shares had a calendar year-to-date return of 16.56%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 14.96% for the quarter ended March 31, 2019, and its lowest quarterly return was -26.02% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2020

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 4/1/13‑12/31/20)	-8.26%	2.82%	3.10%
Class A return after taxes on distributions	-9.35%	1.42%	1.83%
Class A return after taxes on distributions and sale of Fund shares	-4.90%	1.62%	1.88%
Class B return before taxes (lifetime: 4/1/13‑12/31/20)	-9.09%	2.61%	2.68%
Class C return before taxes (lifetime: 4/1/13‑12/31/20)	-5.54%	2.68%	2.59%
Class I return before taxes (lifetime: 4/1/13‑12/31/20)	-4.50%	3.89%	3.75%
Class R6 return before taxes (lifetime: 7/5/17‑12/31/20)	-4.49%	n/a	4.38%
Class R return before taxes (lifetime: 4/1/13‑12/31/20)	-5.22%	3.14%	3.05%
Class Y return before taxes (lifetime: 4/1/13‑12/31/20)	-4.78%	3.68%	3.75%
FTSE EPRA Nareit Developed Index (lifetime: 4/1/13‑12/31/20) (reflects no deduction for fees, expenses or taxes)	-8.18%	4.72%	4.83%
Morningstar Global Real Estate Category Average (lifetime: 4/1/13‑12/31/20) (net of fees and expenses)	-5.43%	5.14%	4.37%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs).

Summary prospectus
Delaware Ivy LaSalle Global Real Estate Fund

The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-Advisor

LaSalle Investment Management Securities, LLC (LaSalle)

Portfolio managers	Title with LaSalle	Start date on the Fund
Matthew Sgrizzi, CFA	Managing Director and the Chief Investment Officer	May 2015
Lisa L. Kaufman	Managing Director and a North America Portfolio Manager	September 2016
Ben Lentz, CFA	Managing Director and Portfolio Manager	December 2019
Paul Meierdierck, CFA	Managing Director and Portfolio Manager	December 2019

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC) if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A, B, and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A, B, and C shares). If your shares are not held in a Direct Account (such as for Class R6 shares and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I, Class R6, Class R, and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

IVSUM-IREAX 7/21